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                                  EXHIBIT 21



                      SUBSIDIARIES OF FRONTIER CORPORATION
                              AS OF MARCH 1, 1998
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                                           STATE OF
         NAME OF SUBSIDIARY             INCORPORATION           BUSINESS NAMES USED
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
ALC Communications Corporation               DE           ALC Communications Corp.;
(A subsidiary of                                          ALC
Frontier Corporation)

Ameritel Management, Inc.                  Canada         Ameritel Management, Inc.
(A subsidiary of Frontier            (British Columbia)
Communications of the West, Inc.)

Budget Call Long Distance, Inc.              DE           Budget Call Long Distance, Inc.;
(A subsidiary of Frontier                                 Budget Call
Communications International Inc.)

Business Telemanagement, Inc.                CA           Business Telemanagement, Inc.
(A subsidiary of Ameritel
Management, Inc.)

DePue Communications, Inc.                   IL           DePue Communications, Inc.
(A subsidiary of Frontier
Communications of DePue, Inc.)

Dowdy Minnesota 10, Inc.                     FL           Dowdy Minnesota 10, Inc.
(A subsidiary of Frontier
Cellular Holding Inc.)

Enhanced Telemanagement, Inc.                MN           Enhanced Telemanagement; ETI;
(A subsidiary of ALC                                      Frontier Telemanagement
Communications Corporation)

Fairmount Cellular Inc.                      GA           Fairmount Cellular Inc.
(A subsidiary of Frontier
Communications of Fairmount, Inc.)

Frontel Communications Limited             England        Frontel Communications Ltd.;
(A subsidiary of ALC                                      Frontel
Communications Corporation)
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                                                  STATE OF
NAME OF SUBSIDIARY                             INCORPORATION         BUSINESS NAMES USED
Frontel Newco Limited                              England           Frontel Newco
(A subsidiary of Frontel
Communications Ltd.)

Frontier Advanced Services Technologies Inc.          IA             FAST Inc., LinkUSA Corporation
(A subsidiary of ALC
Communications Corporation)

Frontier Billing Corp.                                MI             Frontier Billing
(A subsidiary of ALC
Communications Corporation)

Frontier Cable of Indiana, Inc.                       IN             Frontier Cable of Indiana, TDCI Ltd.
(A subsidiary of Frontier
Communications of Thorntown, Inc.)

Frontier Cable of Mississippi, Inc.                   MS             Frontier Cable of Mississippi;
(A subsidiary of Frontier                                            Mid-South Cablevision Company, Inc.
Subsidiary Telco Inc.)

Frontier Cable of Wisconsin, Inc.                     WI             Frontier Cable of Wisconsin;
(A subsidiary of Frontier                                            New Richmond Cable Company, Inc.
Communications - St. Croix, Inc.)

Frontier Cellular Holding Inc.                        DE             Frontier Cellular Holding Inc.;
(A subsidiary of Frontier Corporation)                               FCHI

Frontier Cellular of Alabama, Inc.                    AL             Frontier Cellular
(A subsidiary of Frontier
Communications of the South, Inc.)

Frontier Communications International Inc.            DE             Frontier Communications
(A subsidiary of ALC                                                 International Inc.; FCI;
Communications Corporation)                                          RCI Long Distance, Inc.

Frontier Communications of                            AL             Frontier Communications
Alabama, Inc.                                                        of Alabama, Inc.; Frontier
(A subsidiary of Frontier                                            Communications
Subsidiary Telco Inc.)

Frontier Communications of                            NY             Frontier Communications of
AuSable Valley, Inc.                                                 AuSable Valley, Inc.;
(A subsidiary of                                                     Frontier Communications
Frontier Corporation)
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                                      STATE OF
NAME OF SUBSIDIARY                INCORPORATION       BUSINESS NAMES USED
Frontier Communications of              PA            Frontier Communications of
Breezewood, Inc.                                      Breezewood, Inc.;
(A subsidiary of Frontier                             Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of              PA            Frontier Communications of
Canton, Inc.                                          Canton, Inc.; Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of              IL            Frontier Communications of
DePue, Inc.                                           DePue, Inc.; Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of              GA            Frontier Communications of
 Fairmount, Inc.                                      Fairmount, Inc.; Frontier
(A subsidiary of Frontier                             Communications
Subsidiary Telco Inc.)

Frontier Communications of              GA            Frontier Communications of
 Georgia, Inc.                                        Georgia, Inc.; Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of              IL            Frontier Communications of
Illinois, Inc.                                        Illinois, Inc.;  Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of              IN            Frontier Communications of
Indiana, Inc.                                         Indiana, Inc.;  Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of              IA            Frontier Communications of
Iowa, Inc.                                            Iowa, Inc.;  Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of              DE            Frontier Communications of Israel
Israel, Inc.
(A subsidiary of
Frontier Corporation)

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                                          STATE OF
NAME OF SUBSIDIARY                     INCORPORATION       BUSINESS NAMES USED
Frontier Communications of                   IL            Frontier Communications of
Lakeside, Inc.                                             Lakeside, Inc.;
(A subsidiary of Frontier                                  Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                   PA            Frontier Communications of
Lakewood, Inc.                                             Lakewood, Inc.;
(A subsidiary of Frontier                                  Frontier  Communications
Subsidiary Telco Inc.)

Frontier Communications of                   AL            Frontier Communications of
Lamar County, Inc.                                         Lamar County, Inc.;
(A subsidiary of Frontier                                  Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                   MI            Frontier Communications of
Michigan, Inc.                                             Michigan, Inc.;
(A subsidiary of Frontier                                  Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of the               VA            Frontier Communications Mid Atlantic,
(A subsidiary of ALC                                       Inc.; Mid Atlantic Telecom
Communications Corporation)

Frontier Communications-Midland, Inc.        IL            Frontier Communications
(A subsidiary of Frontier                                  -Midland, Inc.;
Subsidiary Telco Inc.)                                     Frontier Communications

Frontier Communications                      MN            Frontier Communications of
of Minnesota, Inc.                                         Minnesota, Inc.;
(A subsidiary of Frontier                                  Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                   MS            Frontier Communications of
Mississippi, Inc.                                          Mississippi, Inc.;
(A subsidiary of Frontier                                  Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                   WI            Frontier Communications of
Mondovi, Inc.                                              Mondovi, Inc.;
(A subsidiary of Frontier                                  Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                   IL            Frontier Communications of
Mt. Pulaski, Inc.                                          Mt. Pulaski, Inc.;
(A subsidiary of Frontier                                  Frontier Communications
Subsidiary Telco Inc.)
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                                          STATE OF
NAME OF SUBSIDIARY                     INCORPORATION          BUSINESS NAMES USED
Frontier Communications of                    DE              Frontier Communications of
New England, Inc.                                             New England, Inc.;
(A subsidiary of ALC                                          Long Distance North; LDN;
Communications Corporation)

Frontier Communications -                     MN              Frontier Communications
North Central Region, Inc.                                    North Central Region,
(A subsidiary of ALC                                          Inc.; American Sharecom;  ASI
Communications Corporation)

Frontier Communications of                    NY              Frontier Communications of
New York, Inc.                                                New York, Inc.;
(A subsidiary of                                              Frontier Communications
Frontier Corporation)

Frontier Communications of                    IL              Frontier Communications of
Orion, Inc.                                                   Orion, Inc.;
(A subsidiary of Frontier                                     Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                    PA              Frontier Communications of
Oswayo River, Inc.                                            Oswayo River, Inc.;
(A subsidiary of Frontier                                     Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                    PA              Frontier Communications of
Pennsylvania, Inc.                                            Pennsylvania, Inc.;
(A subsidiary of Frontier                                     Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications-Prairie, Inc.         IL              Frontier Communications-
(A subsidiary of Frontier                                     Prairie, Inc.;
Subsidiary Telco Inc.)                                        Frontier Communications

Frontier Communications of                    DE              Frontier Communications of
Rochester, Inc.                                               Rochester, Inc.; FCR
(A subsidiary of
Frontier Corporation)

Frontier Communications-Schuyler, Inc.        IL              Frontier Communications
(A subsidiary of Frontier                                     -Schuyler, Inc.;
Subsidiary Telco Inc.)                                        Frontier Communications

Frontier Communications of                    NY              Frontier Communications of
Seneca-Gorham, Inc.                                           Seneca-Gorham, Inc.;
(A subsidiary of                                              Frontier Communications
Frontier Corporation)
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                                          STATE OF
NAME OF SUBSIDIARY                     INCORPORATION          BUSINESS NAMES USED
Frontier Communications of                AL            Frontier Communications of
the South, Inc.                                         the South, Inc.;
(A subsidiary of Frontier                               Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications -                 WI            Frontier Communications
St. Croix, Inc.                                         - St. Croix, Inc.;
(A subsidiary of Frontier                               Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                NY            Frontier Communications of
Sylvan Lake, Inc.                                       Sylvan Lake, Inc.;
(A subsidiary of                                        Frontier Communications
Frontier Corporation)

Frontier Communications of                IN            Frontier Communications of
Thorntown, Inc.                                         Thorntown, Inc.;
(A subsidiary of Frontier                               Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                WI            Frontier Communications of
Viroqua, Inc.                                           Viroqua, Inc.;
(A subsidiary of Frontier                               Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of the            CA            Frontier Communications of
West, Inc.                                              the West, Inc.; West Coast
(A subsidiary of ALC                                    Telecommunications, Inc.; WCT
Communications Corporation)

Frontier Communications of                WI            Frontier Communications of
Wisconsin, Inc.                                         Wisconsin, Inc.;
(A subsidiary of Frontier                               Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications Services Inc.     MI            Frontier Communications
(A subsidiary of ALC                                    Services Inc.; Allnet Communications
Corporation)                                            Communication Services

Frontier ConferTech Inc.                  CO            Frontier ConferTech Inc.; ConferTech
(A subsidiary of ALC Communications                     Inc.
Corporation)

Frontier ConferTech Canada Inc.         Canada          Frontier ConferTech Canada Inc.
(A subsidiary of Frontier
 ConferTech Inc.)
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                                                  STATE OF
NAME OF SUBSIDIARY                             INCORPORATION         BUSINESS NAMES USED
Frontier GlobalCenter Inc.                           DE              Frontier GlobalCenter Inc.;
(A subsidiary of Frontier Corporation)                               GlobalCenter Inc.

Frontier Information Technologies Inc.               DE              Frontier Information Technologies
(A subsidiary of  Frontier Corporation)                              Inc.; FIT

Frontier InfoServices Inc.                           DE              Frontier InfoServices Inc.;
(A subsidiary of Frontier                                            Visions Publishing
Subsidiary Telco Inc.)

Frontier Local Services Inc.                         MI              Frontier Local Services Inc.;
(A subsidiary of ALC                                                 Allnet Local Services
Communications Corporation)

Frontier Long Distance of                            DE              Frontier Long Distance of
America, Inc.                                                        America Inc.
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Network Systems Corp.                       NY              Frontier Network Systems; RG Data;
(A subsidiary of ALC                                                 Rotelcom
Communications Corporation)

Frontier Subsidiary Telco Inc.                       DE              Frontier Subsidiary Telco Inc.;
(A subsidiary of                                                     FSTI
Frontier Corporation)

Frontier Telemanagement Inc.                         WI              Frontier Telemanagement
(A subsidiary of ALC
Communications Corporation)

Frontier Telephone of Rochester, Inc.                NY              Frontier Telephone, Rochester
(A subsidiary of                                                     Telephone Corp.; FTR
Frontier Corporation)

Frontier VTC Inc.                                    CO              Frontier Link VTC; Frontier
(A subsidiary of Frontier                                            Videoconferencing
Confertech Inc.)

GCIS, Inc.                                           DE              GCIS, Inc.
(A subsidiary of Frontier
GlobalCenter Inc.)

I-Systems, Inc.                                      DE              I-Systems, Inc.
(A subsidiary of Frontier
GlobalCenter Inc.)
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                                                  STATE OF
NAME OF SUBSIDIARY                             INCORPORATION     BUSINESS NAMES USED
MLD Minnesota 10, Inc.                               FL          MLD Minnesota 10, Inc.
(A subsidiary of Frontier
Cellular Holding Inc.)

O. T. Cellular Telephone Company                     IL          O. T. Cellular Telephone
(A subsidiary of Frontier                                        Company
Communications of Orion, Inc.)

RCI Long Distance Canada Ltd.                      Canada        RCI Long Distance Canada Ltd.
(A subsidiary of ALC                         (Ontario, Quebec)
Communications Corporation)

RTMC Holding, Inc.                                   DE          RTMC Holding, Inc.
(A subsidiary of Frontier
Cellular Holding Inc.)

Schuyler Cellular, Inc.                              IL          Schuyler Cellular, Inc.
(A subsidiary of Frontier Communications -
Schuyler, Inc.)

Voyager Networks, Inc.                               DE          Voyager Networks, Inc.
(A subsidiary of Frontier
GlobalCenter Inc.)
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